Barinthus Biotherapeutics Corporate Presentation Guiding the Immune System to Cure Disease November 2024

Disclosure 2 This presentation includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation include, but are not limited to, statements regarding: our product development activities and clinical trials, including timing for readouts of any interim data for any of our programs and initiation of clinical trials, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties, include, without limitation, risks and uncertainties related to: preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, including the risks of the timing for preliminary, interim or final data or initiation of our clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, our ability to execute on our strategy, regulatory developments, the risk that we may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, our ability to fund our operations, and access capital, our cash runway, including the risk that our estimate of our cash runway may be incorrect, global economic uncertainty, including disruptions in the banking industry, and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur and actual results may vary. Recipients are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by law, we do not assume any intent to update any forward-looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Our Mission To advance the next generation of immunotherapies that lead T cells to gain control over disease and improve patients’ lives.

Company Overview 4 • Barinthus Bio (Nasdaq: BRNS) is a biotechnology company with a specific focus on immunotherapies for chronic diseases. • Spun out of the University of Oxford in 2016. • IPO on the Nasdaq and acquired Avidea Technologies, a Johns Hopkins University spin-out, in 2021. About Us • Our approach is to use antigen-specific immunotherapies to guide T cells to cure disease: • Hepatitis B • 2 ongoing Phase II clinical trials. • Celiac Disease • Ongoing Phase I clinical trial of novel peptide nanoparticle platform. Disease Areas • Strong balance sheet: • Cash of $106 million.1 • Outstanding ordinary shares: 40.2 million.3 • Estimated cash runway into Q2 2026.2 • No debt or outstanding warrants. Financials 1 Including cash, cash equivalents and restricted cash as of September 30, 2024, as reported on Form 10-Q on November 6, 2024. 2 Based on management’s current estimate of status and strategy. Any changes could be material. 3 As of October 30, 2024, as reported on Form 10-Q on November 6, 2024

Focused Pipeline With Anticipated Near-Term Clinical Milestones

Harnessing the power of antigen-specific immunotherapies to target large market opportunities in areas of high unmet need.

Key Programs	Product Candidate*	Therapeutic For	Preclinical	Phase 1	Phase 2	Phase 3	Status/Anticipated Upcoming Milestones[1]
Infectious Disease	VTP-300 ◆ ✓	Chronic Hepatitis B Virus (HBV) infection	ChAdOx + MVA	ChAdOx + MVA	ChAdOx + MVA		Phase 2b HBV003 data & Phase 2a IM-PROVE II data (H1 2025)
Autoimmunity	VTP-1000	Celiac disease	SNAP-TI	SNAP-TI			Phase 1 single ascending dose data (H1 2025)

◆ Data supporting proof-of-concept announced ✓ Existing human clinical data

ChAdOx + MVA | SNAP-TI

*Barinthus Bio has worldwide rights for all product candidates.
These are estimated timelines only and our pipeline may be subject to change.

[1] Based on management's current estimates on expected clinical data milestones.

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Our Approach: Disease-specific Immunotherapies 6 Chronic infectious & autoimmune diseases occur when there is an imbalance in the immune system leading to its inability to control the disease. Our disease-specific immunotherapies aim to address this imbalance by guiding T cells to cure disease. Product Candidate Disease Area Mode of Action Aim Chronic Hepatitis B Anti-viral immunity Eliminate virally infected cells VTP-300 Celiac Disease Immune tolerance Protect tissue cells from injury VTP-1000

VTP-300 Hepatitis B Virus (HBV) Therapeutic Guiding the immune system to cure disease

VTP-300

Chronic HBV Infection Represents a Large Market Opportunity

There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection.

~254M Patients are chronically infected with HBV.[1]

1.2M New HBV infections per year.[1]

~ 13% Patients are diagnosed.[1]

Limitations of Current Treatments

- Existing therapies typically require chronic treatment.
- Standard of care nucleos(t)ide analogs (NUCs) are slow-acting with low cure rates.[2]
- Pegylated interferon has significant side effects.[3]
- Less than 10% of patients achieve a functional cure with existing therapies.[4]

HBV: hepatitis B virus

[1] WHO, Global hepatitis report, 2024. [2] Broquetas T and Carrion JA, Hepat Med. 2002;14:87-100. [3] Van Zonneveld M, et al, Aliment Pharmacol Ther. 2005;21(9):1163-71. [4] Boyd A, et al, Viruses. 2021 Jul 11;13(7):1341

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VTP-300

Chronic HBV Infection Leads to T Cell Exhaustion

1. Chronic exposure to HBV and HBsAg can lead to T cell exhaustion.

2. Exhausted T cells lose their functions, resulting in decreased secretion of cytokines and killing molecules.

3. In severe stages of exhaustion, HBV specific T cells can be deleted, leading to the loss of HBV-specific T cell response and no control of the disease.


T Cell Exhaustion In Chronic HBV
1. Chronic HBV infection
Virally infected cells
Effector T cell
Effector molecules
2. Exhaustion
3. Deletion
Loss of control over disease
Regain control over disease
4. VTP-300

4. VTP-300 is designed to overcome exhaustion by inducing a pool of highly efficacious HBV-specific effector T cells to gain control over the disease.

HBsAg: Hepatitis B surface antigen

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VTP-300

A Combined Approach is Needed for Functional Cure

Experts agree that a functional cure will likely require a combination of agents with complementary mechanisms of action. VTP-300 is an investigational antigen-specific immunotherapy that is being evaluated as a critical component to enhancing rates of functional cure in combination with other therapies in two ongoing Phase 2 trials: HBV003 & IM-PROVE II.

Three potential components to a functional cure

Inhibit viral replication	Directly lower HBsAg burden	Stimulate host immune system response	AASLD Functional Cure Definition
NUCs (Current standard of care) Capsid & Entry Inhibitors (Investigational)	RNAi Oligonucleotide Monoclonal antibodies (mAbs)	Antigen-specific immunotherapies (VTP-300) PD-1 Inhibitors Immunostimulants (TLR agonists)	• HBsAg loss, • HBV DNA loss, and • Off NUC therapy, sustained for at least 6 months.

VTP-300 is designed to engage the host immune system and has been shown to induce sustained HBsAg reduction in ongoing trials.[1]

[1] Based on interim data, data cut off date: April 15, 2024. HBsAb: Hepatitis B surface antibody

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VTP-300

HBV003: Phase 2b Study – Enrolment Complete

VTP-300 + Low-dose nivolumab (LDN), N=69, with baseline HBsAg ≤200 IU/mL*

Objective: Evaluating Additional Dosing and PD-1 Inhibition Timing

Patients to discontinue NUCs if eligible

	Day 1 Week 1	Day 29 Week 4	Day 36 Week 5	Day 85 Week 12	Day 169 Week 24
Group 1 (n=22)	ChAdOx	MVA + LDN			
Group 2 (n=22)	ChAdOx	MVA + LDN		MVA + LDN	
Group 3 (n=25)	ChAdOx	MVA	LDN	MVA	

Discontinuation criteria

- ALT <2 × ULN, and
- HBV DNA <LLOQ, and
- HBeAg negative, and
- HBsAg <100 IU/mL, and/or
- HBsAb positive

Inclusion Criteria

- HBV DNA ≤1,000 IU/mL.
- HBsAg ≤200 IU/mL.*
- On NUCs for ≥6 months.

Primary Endpoint

- % participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy.

Secondary Endpoints

- Safety: incidence of AEs and SAEs.
- T cell response.

HBV003 results will inform treatment dosing regimen

Group 1: Mirrors Group 3 in HBV002 to further support response effect observed.

Group 2: Assesses if additional dose of MVA-HBV with LDN at Day 85 further reduces HBsAg.

Group 3: Assesses if delaying LDN until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose).

Study Reference: NCT05343481

ALT: Alanine aminotransferase; LLOQ: lower limit of quantification; ULN: upper limit of normal; HBeAg: Hepatitis B e Antigen.

*Inclusion criteria were amended in 2023 to focus on participants with HBsAg ≤200 IU/mL, as such data now focuses on this group.

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N 22 1 1 16 11 N 22 1 16 1 12 N 2 22 21 1 1 Day 1 7 113 16 2.0 1. 1.0 0. 0 m 12 Mean (SE) log change from Day 1 (Baseline HBsAg ≤200 IU/mL HBV003: Durable HBsAg Declines Observed • Durable HBsAg declines were observed in all treatment groups. • There was a trend toward stronger responses in patients who received LDN at the time of the second VTP-300 dose (Groups 1 & 2). • Participants have maintained HBsAg loss for up to 9.5 months. Group 1 Group 2 Group 3 Day 1 Week 1 Day 57 Week 8 Day 85 Week 12 Day 113 Week 16 Day 169 Week 24 VTP-300 Group 1: Day 1 ChAdOx, Day 29 MVA+LDN Group 2: Day 1 ChAdOx, Day 29 & Day 85 MVA+LDN Group 3: Day 1 ChAdOx, Day 29 MVA, Day 36 LDN, Day 85 MVA Dosing NUC discontinuation assessment Interim data, presented at AASLD 2024. Data cut off was September 30, 2024, for lab data and October 8, 2024, for clinical data. *2 participants achieved HBsAg loss after Day 169. Participants, baseline HBsAg ≤200 IU/mL >1 log reduction at Day 169 HBsAg loss (<LLOQ), any time 11 8*

VTP-300

HBV003: Two Participants Met the Criteria for Functional Cure


Participants who discontinued NUCs (n=9)
HBsAg (IU/mL)
10000
1000
100
10
1
0.1
<LLOQ
Day 1
57
85
113
169
252
336
500
Participant seroconverted (~Day 281)
Participant seroconverted (~Day 421)
Group 1: D29 MVA+LDN
Group 2: D29 & D85 MVA+LDN
Group 3: D29 MVA, D36 LDN, D85 MVA
Dosing
Discontinuation
Resumption

24 of 38* were eligible for NUC discontinuation at Day 169, 9 of these discontinued:**

Remain off NUC therapy	Met criteria for functional cure	Seroconverted to HBsAb positivity
6/9	2/6	2/6

- Follow up is continuing with the remaining participants to assess if they will meet functional cure criteria.
- Preliminary safety data indicate that VTP-300 in combination with LDN was generally well tolerated across all participants with no treatment-related SAEs observed or reported.

*2 additional participants were eligible for NUC discontinuation but due to differences in lab and clinical data cut off are not included in lab data results.
**If criteria for NUC discontinuation met, PI or participant could elect not to discontinue NUCs.
ł An additional participant resumed NUCs following lab data cut-off (30 Sep 2024), but before clinical data cut-off (8 Oct 2024), this patient's NUC resumption is not included in the graph.
ł This patient's HBsAg level for Day 169 had not been yet been processed by data cut-off, due to the difference between lab and clinical data cut-offs.

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Interim data, presented at AASLD 2024. Data cut off was September 30, 2024, for lab data and October 8, 2024, for clinical data.

VTP-300

IM-PROVE II: Phase 2a – Collaboration with Arbutus

Arbutus BIOPHARMA

Imdusiran (RNAi) + VTP-300 +/- LDN, N=60 – Enrolment complete

Trial expanded in Q4 2022 to include an arm with LDN

Patients to discontinue NUCs if eligible

Week 1	Week 24		Week 26	Week 30		Week 48
Imdusiran (N=60)	Randomization	Group A (n=20)	ChAdOx	MVA**	Discontinuation criteria	• ALT <2 × ULN, and • HBV DNA <LLOQ, and • HBeAg negative, and • HBsAg <100 IU/mL, and/or • HBsAb positive
		Group B (n=20)	Placebo	Placebo**		
	Open Group	Group C (n=22)*	ChAdOx	MVA + LDNǂ		

Inclusion Criteria

- HBV DNA ≤20 IU/mL.
- HBsAg ≥100 to <5,000 IU/mL.
- On NUCs for at least 1 year.

Primary Endpoints

- Safety: incidence of AEs and SAEs.

Secondary Endpoints

- Change in HBsAg concentration from baseline.
- Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0.5, 1, 2, or 3 log10 reduction).
- Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline.

LDN: Low-dose nivolumab ALT: Alanine aminotransferase; LLOQ: lower limit of quantification; ULN: upper limit of normal.

*13/22 participants received VTP-300+LDN, 9/22 received VTP-300.

**Additional MVA/Placebo to be dosed at Week 38, if patients have experienced a ≥0.5 log drop in HBsAg from Week 26 to Week 34.

ǂAdditional MVA+LDN to be dosed at Week 38, if patients have HBsAg ≥10 IU/mL at Week 34.

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IM-PROVE II: Imdusiran, VTP-300 and LDN Showed Significantly Greater HBsAg Decline 15 VTP-300 Mean HBsAg Change from Baseline by Treatment Group • Group C participants receiving imdusiran, VTP-300 and LDN had a significantly greater mean HBsAg log10 decline at Week 48 compared with all other groups. • Participants in Group C who received VTP- 300 + LDN were more likely to reach HBsAg values <100 and <10 IU/mL. Interim data, presented at AASLD 2024. Imdusiran dose Group A: VTP-300 Group B: Placebo Group C: VTP-300 Group C: VTP-300 + LDN NUC discontinuation assessment Statistically significant difference* Group C (N=22)** Treatment Imdusiran lead in, VTP-300 + LDN Imdusiran lead in, VTP-300 Participants 13/22 9/22 *P=0.017. ANCOVA adjusted for baseline HBsAg. **Some participants were not eligible for LDN under the trial criteria.

IM-PROVE II: HBsAg Loss Observed in Group C at Week 48 16 VTP-300 • More participants receiving imdusiran + VTP-300 discontinued NUCs than placebo. • More participants receiving imdusiran +VTP-300 + LDN had HBsAg <10 IU/mL at Week 48 than other groups. • By Week 48, 23% of participants in Group C receiving VTP-300 + LDN (3/13) had achieved HBsAg loss. *End of treatment data, presented at EASL 2024. **Preliminary data, presented at AASLD 2024. Treatment Group Discontinued NUCs HBsAg <100 IU/mL, Week 48 HBsAg <10 IU/mL, Week 48 HBsAg loss (<LLOQ), Week 48 HBsAg <10 IU/mL, Week 72 HBsAg loss (<LLOQ), Week 72 Group A, VTP-300* 84% (16/19) 95% (18/19) 37% (7/19) 0% (0/19) 60% (3/5) 20% (1/5) Group B, Placebo* 53% (10/19) 79% (15/19) 21% (4/19) 5% (1/19) 0% (0/5) 0% (0/5) Group C, VTP-300 + LDN** 69% (9/13) 92% (12/13) 54% (7/13) 23% (3/13) - - Group C, VTP-300** 71% (5/7) 71% (5/7) 43% (3/7) 0% (0/7) - - • Increases in soluble immune biomarkers associated with immune checkpoint proteins, inflammation, and T-cell activation were observed in those who had HBsAg loss at any point through Week 48. • Imdusiran, VTP-300 and LDN was generally well- tolerated when administered sequentially. • No SAEs or treatment discontinuations have been reported.

VTP-300 Trials Overview – Q4 2024 Update 17 VTP-300 Key updates in these data from those previously presented at EASL in the second quarter of 2024 include: EASL Ju 24’ AASLD N v 24’ HBV003 – Phase 2b 21 38 participants out to week 24. 4 8 participants have had achieved HBsAg loss at any time. - 2/6 participants met criteria for functional cure to date. - 2/6 participants off NUC therapy seroconverted to HBsAb positivity. Durable HBsAg declines continue to be observed in all treatment groups. Participants have maintained HBsAg loss for up to 9.5 months. EASL Ju 24’ AASLD N v 24’ƚ IM-PROVE II – Phase 2a 38 58 participants out to week 48. 11 11 participants out to week 72. 1 1 VTP-300 participant (Group A) reached HBsAg undetectable at Week 72. - 3 VTP-300 + LDN participants (Group C) achieved HBsAg loss by Week 48. Participants receiving VTP-300 + LDN (Group C) had a significantly greater mean HBsAg log10 decline at Week 48 compared with all other groups. More participants receiving VTP-300 + LDN had HBsAg <10 IU/mL at Week 48 than other groups. ƚOnly updated data on Group C were presented at AASLD in November 2024. Next anticipated readout for both trials: H1 2025

VTP-1000 Celiac Disease Therapeutic Guiding the immune system to cure disease

VTP-1000

Celiac Disease: A Large and Growing Market

Everyone likely knows someone suffering from Celiac Disease

~1%	Of people have Celiac Disease worldwide.[1]	→	~80 million people.
~60%	Of patients are not able to adhere to a strict Gluten-Free Diet.[2]	→	~48 million people.
~20%	Of patients are Non-Responsive Celiac Disease patients.[3]	→	**~16 million people's symptoms** continue despite avoiding gluten.
~7.5%	Increasing incidence per year.[4]	→	Increasing financial burden on healthcare systems.

[1] Celiac Disease Foundation. 2024.
[2] Rubin, G., et al. (2009) Aliment Pharmacol Ther. 30(4), 315-330.
[3] Leffler, DA., et al (2007) Clin Gastroenterol Hepatol. 5(4),445-450.
[4] King, JA., et al. Am J Gastroenterol (2020). 115(4):507-525

0 current FDA or EMA approved treatments.

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Celiac Disease: A Loss of Immune Tolerance to Gluten 20 VTP-1000 • In celiac disease, effector T cells attack the lining of the small intestine, overwhelming the regulatory T cells that usually prevent an autoimmune response. • VTP-1000 aims to induce tolerance to gluten by reducing effector T cells and increasing regulatory T cells to guide the immune system to tolerate gluten. • The overall goal is to allow people with celiac disease to consume a normal diet without having to avoid gluten. VTP-1000 aims to restore the imbalance in the immune system in a precise, disease-specific manner Celiac disease is triggered by an immune response to gluten that damages the small intestine and can cause long-lasting health problems. Autoimmune & inflammatory disease Treatment goal T regulatory cells T effector cells VTP-1000 T regulatory cells T effector cells

21 SNAP-TI Ameliorates Disease by Increasing Treg:Teff Ratio 1 Unpublished preclinical data, Barinthus Bio, Data on File. EAE: Experimental autoimmune encephalomyelitis MOG: myelin oligodendrocyte glycoprotein mTORi: mechanist target of rapamycin Pre-Clinical Results in EAE, a mouse model of Multiple Sclerosis: Protection against disease onset1 Reversed established disease1 Treatment days Legend Legend Legend Legend Vehicle control SNAP-TI (MOG + mTORi) SNAP-TI (MOG) SNAP-TI (irrelevant Ag + mTORi) 0 20 40 0 1 2 3 4 Days after disease induction D is e a s e s c o re Treatment days [1] Vehicle [6] SNAPvax TV MOG; Rapamycin; 40 nmol Vehicle control SNAP-TI (MOG + mTORi) 0 5 10 15 20 0 1 2 3 4 Days after disease induction D is e a s e s c o re Efficacy is antigen-specific (T cell mediated) Protection against re- challenge suggests immune memory mTOR inhibitor: • improves Treg:Teff ratio • prevents toxicity associated with exposure to disease antigen • prevents Anti-drug Abs MoA and disease amelioration observed in multiple CD4- (e.g., MS) and CD8- (e.g., T1D) driven mouse disease models VTP-1000 Increased Treg:Teff ratio1 MS: Multiple sclerosis T1D: Type 1 diabetes

VTP-1000

GLU001: Phase 1 – Study Design, Trial Initiated Q3 2024

Objective: Evaluating safety and tolerability of single and multiple doses of VTP-1000 in patients with Celiac Disease

Part A – Single Ascending Dose (N=18)

- Day 1 – Dosing
- Day 22 – End of Follow up

Part B – Multiple Ascending Dose (N=24)

- Day 1 – Dosing
- Day 15 – Dosing
- Day 29 – Dosing
- Day 43 – Gluten Challenge
- Day 57 – End of Follow up

- Sequential dosing levels: 7-day gap from first 2 participants at each level and safety review before escalation to next dosing level.

Dose Levels	VTP-1000 (Part A/B)	Placebo
1	N=4/6	N=2
2	N=4/6	N=2
3	N=4/6	N=2

Key Inclusion Criteria

- Diagnosis of celiac disease as confirmed by positive serology and intestinal histology.
- Well-controlled, gluten restricted diet ≥12 months.

Key Primary Endpoints

- Safety: incidence of AEs and SAEs.
- Changes from baseline in anti-tissue transglutaminase immunoglobulin A antibodies.

Other Outcome Measures

- Serum cytokine (IL-2) concentrations.

Next anticipated milestone:

SAD data: H1 2025

Study Reference: NCT06310291

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VTP-1000

VTP-1000: The First Step Towards a Growing Pipeline

SNAP-TI Supporting Package



- ☑ Preclinical proof-of-concept in a variety of disease models:
  - Multiple Sclerosis
  - Vitiligo
  - Type 1 diabetes
- ☑ VTP-1000 GLP Tox complete
- ☑ VTP-1000 IND Clearance

Key Design Features

Optimal Design
- Self assembling 20 nm nanoparticle.
- Large loading capacity of a broad range of targetable antigens.

Lymph Node Targeting
- Optimally accesses lymph node APCs.
- Key for T cell immunity.

Co-delivered Immunomodulator
- Efficacy: Enhanced Treg/Teff ratio.
- Safety: Prevents antigen associated toxicity.

Ease of Route of Administration
- Intramuscular/subcutaneous injection.
- Key for patient compliance.

Broad Applicability:
- Range of disease-associated antigens
- Various disease mechanisms
- Different tissues



Diverse targetable indications
- e.g., Celiac, Type 1 diabetes, Rheumatoid arthritis, Vitiligo, Primary biliary cholangitis, transplant and more…

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Company Highlights Guiding the immune system to cure disease

Financial Overview and Catalysts 25 Guiding the immune system to cure disease Cash $106 million1 as of September 30, 2024 No debt or outstanding warrants Estimated cash runway into Q2 20263 Expected near-term catalysts2 H1 2025 VTP-1000 (Celiac): Phase 1 single ascending dose data data Q4 2024 VTP-300 (HBV): Phase 2b HBV003 data & Phase 2a IM-PROVE II data 1 Including cash, cash equivalents and restricted cash as of September 30, 2024, as reported on Form 10-Q on November 6, 2024. 2 Based on management’s current estimates on expected clinical data milestones. 3 Based on management’s current estimate of status and strategy. Any changes could be material. VTP-850 (Prostate): Phase 1 results

Other Programs & Partnered Pipeline Guiding the immune system to cure disease

27 Barinthus Bio’s Other Programs *Barinthus Bio has worldwide rights for all product candidates. These are estimated timelines only and our pipeline may be subject to change. Existing human clinical data ChAdOx + MVA Cancer VTP-800/850 Prostate cancer Phase 1 data (2025) Other Programs Product Candidate* Therapeutic For Preclinical Phase 1 Phase 2 Phase 3 Status/Anticipated Upcoming Milestones For more information about these programs, please visit: www.barinthusbio.com/pipeline/

Barinthus Bio’s Partnered Pipeline 28 ChAdOx + MVA Cancer Programs VTP-600 NSCLC/ESCC therapeutic in combo. with checkpoint inhibitor + chemo Worldwide (76% of Sub.) Phase 1/2a ongoing, enrolment stopped Prophylactic Programs VTP-500 MERS Worldwide Initiation of Phase 2 VTP-400 Zoster Worldwide (excl. China) Phase 1 ongoing Program Product Candidate Partner Preclinical Phase 1 Phase 2 Phase 3 Barinthus Bio Rights Status/Anticipated Upcoming Milestones Existing human clinical data ChAdOx For more information about these programs, please visit: https://www.barinthusbio.com/partnerships/ NSCLC = Non-Small Cell Lung Cancer ESCC = Esophageal Squamous-Cell Carcinoma

Guiding the Immune System to Cure Disease Thank You

Our Approach: Antigen-specific Immunotherapies

Chronic infectious & autoimmune diseases occur when there is an imbalance in the immune system leading to its inability to control the disease.

Our antigen-specific immunotherapies aim to address this imbalance by guiding T cells to cure disease.



Antigen Delivery Platforms
VTP-300
Vectors induce a high magnitude and disease-specific, durable immune response
VTP-1000
Self-assembling, modular nanoparticle co-delivering multiple antigens and immunomodulators
Antigen
Antigen Presenting Cell (APC)
T cell
Anti-viral immunity
Immune tolerance
Effector T cell
e.g., IFNg
Target infected cells
Infected cells eliminated
Regulatory T cell
e.g., IL-10
Target tissue cells
Tissue cells protected from injury

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